UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 13, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 2.02. Results of Operations and Financial Condition
On January 13,

2022, Orchid Island

Capital, Inc. (the

“Company”) announced

its estimated book

value of $4.34

per share as
of December 31, 2021, certain details of its RMBS portfolio as of December 31, 2021, and estimated GAAP net loss per share of $0.27, including an

estimated $0.49 per share

of net realized and

unrealized losses, for the

quarter ended December 31,

2021.
These figures and the

estimated book value per

share and estimated GAAP

net loss per share

are preliminary, subject to change,
and subject to review by the Company’s

independent registered public accounting firm.

Item 8.01.

Other Events.
On January 13, 2022, the

Company announced that the Board of

Directors of the Company declared

a dividend for the month
of January 2022 of $0.055 per share of the Company’s

common stock to be paid on February 24, 2022 to holders

of record on
January 31,

2022, with

an ex-dividend

date of

January 28,

2022.

In addition,

the Company

announced certain

details of

its
RMBS

portfolio

as

of

December

31,

2021

as

well

as

certain

other

information

regarding

the

Company.

A

copy

of

the
Company’s

press

release

announcing

the

dividend

and

the

other

information

regarding

the

Company

is

attached

hereto

as
Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of

1995 and

other federal securities

laws, including, but

not limited to

statements about the

Company’s distributions
and the

effect of

actual or

proposed actions

of the

Federal Reserve

and the

Federal Open

Market Committee

with respect

to
monetary policy or interest rates, timing with respect thereto, and the related impact of those actual or proposed actions on the
Company.

These forward-looking

statements are

based upon

the Company’s

present expectations,

but the

Company cannot
assure investors that

actual results will

not vary from

the expectations contained

in the forward-looking

statements. Investors
should

not

place

undue

reliance

upon

forward

looking

statements.

For

further

discussion

of

the

factors

that

could

affect
outcomes, please refer

to the “Risk Factors” section

of the Company's Annual

Report on Form 10-K

for the fiscal year

ended
December

31,

2020.

All

forward-looking

statements

speak

only

as

of

the

date

on

which

they

are

made.

New

risks

and
uncertainties

arise over

time, and

it is

not possible

to predict

those events

or how

they may

affect

the Company.

Except as
required by

law,

the Company

is not

obligated to,

and does

not intend

to, update

or revise

any forward-looking

statements,
whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated January 13, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: January 13, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer